Note 9 - Income Taxes (Detail) - Deferred Income Taxes (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deferred income tax assets (liabilities):
Property and equipment	$ (54,443)	$ (144,185)
Deferred revenue	246,740	1,517,024
Accrued expenses	288,338	1,138,800
Share based compensation related	1,094,927	451,557
Other	546,636	275,650
Net operating loss carryforwards	19,816,443	18,509,210
	21,938,641	21,748,056
Less valuation allowance	$ (21,938,641)	$ (21,748,056)